DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New York
Tax Exempt Intermediate Bond Fund, for the six-month period ended
November 30, 1997.
    Your Fund produced a total return, including share price changes and dividend income, of 4.73%.* The Fund's tax-free annualized distribution rate per share was 4.43%.**
ECONOMIC REVIEW
    Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems.
If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.
    Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.
    The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate
(a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.
    The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.
MARKET ENVIRONMENT
    The investment landscape has changed considerably since our last communication to Shareholders. The U.S. economy continues to expand as exhibited by strengthening employment, personal income and consumer confidence data. Normally, the fixed income markets would be bracing for higher interest rates in anticipation of a Fed tightening of monetary policy. The Asian financial crisis will, at least temporarily, keep the monetary authority from taking any actions that could exacerbate the problems abroad. It is still too soon to predict the depth and worldwide impact of the Asian turmoil. Certainly, there will be some economic slowing both in the U.S. and internationally. The markets have concluded that the fallout from developments in Asia will have the same effect as a Fed interest rate hike, as evidenced by the sharp drop in long-term interest rates since the onset of the Asian problems.

    The climate is still favorable for fixed income investments-and particularly for tax-free bonds. Prices of commodities, including oil and gold, continue to fall. Such activity is considered a harbinger of still lower bond yields. A slowing economy could benefit bonds at the expense of stocks. Many investment strategists are increasing their recommended holdings of bonds while reducing exposure to equities.
    Municipal investors may benefit in terms of total return. Interest rates have fallen steadily during the last six months and are now more than fifty basis points (one-half of 1%) lower than they were one year ago. This performance is all the more compelling in view of a surge in new bond issuance during 1997. Most of the new-issue sales have occurred in recent months due largely to the considerable drop in rates: issuers have seized this opportunity to fund both new infrastructure projects as well as refinance their outstanding, higher interest rate bonds. We anticipate that there will be a significant slowdown in the pace of debt issuance. This could be occurring just when investor purchases should increase. Our reasoning is largely influenced by the expectation of further economic weakness and the positive impact it might have on bonds. Of course, if interest rates begin to rise, negative effects might be felt.
PORTFOLIO OVERVIEW
    Some of the most dramatic changes in the municipal market this year occurred in spread relationships, and the flattening of the yield curve. Currently, investors are receiving approximately 96% of long-term yields (15-year vs. 30-year) without being exposed to long-term volatility.*** In the ongoing quest for yield, lower-rated issues have become expensive when compared to higher quality paper. Optimism about subdued inflation and the overall health of the economy has diminished the premium demanded for this type of paper and the portfolio has seen the benefit of this in its performance. Over the past six months, as the anticipated inflation pressure abated, we moved more of the portfolio into a structure that would take advantage of an improving market. Issues such as discount coupons and non-callable paper proved to be better market performers in a lower rate environment. During the second half of the year, we saw a considerable increase in New York issuance, as the continuing interest rate decline prompted numerous refundings of previously insured, higher coupon obligations.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative.
                          Very truly yours,
                      [Richard J. Moynihan SIGNATURE LOGO]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
December 18, 1997
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders and to state and local taxes for non-residents of New York.
***    Yields fluctuate and there can be no guarantee that any particular tax-exempt yield can be achieved.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS                         NOVEMBER 30, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-96.6%                                                               Amount            Value
                                                                                                 ------------     ------------
New York-89.3%
Albany Parking Authority, Parking Revenue, Refunding:
  6.50%, 11/1/2004..........................................................                  $    1,000,000     $  1,089,350
  6.70%, 11/1/2006..........................................................                       1,000,000        1,095,880
Battery Park City Authority, Revenue, Refunding
  5.125%, 11/1/2005.........................................................                       3,830,000        3,964,701
Buffalo Municipal Water Finance Authority, Water System Revenue
  5.50%, 7/1/2005 (Insured; FSA)............................................                       1,200,000        1,280,364
City University of New York, COP, Refunding (John Jay College)
  5.75%, 8/15/2004..........................................................                       5,000,000        5,293,000
Development Authority of the North Country, Solid Waste Management System
Revenue
  6.40%, 7/1/2000 (Prerefunded 7/1/1999) (a)................................                         605,000          638,075
Franklin Solid Waste Management Authority, Solid Waste System Revenue
  6%, 6/1/2005 (Prerefunded 6/1/2003) (a)...................................                       1,515,000        1,655,880
Metropolitan Transportation Authority
  Transit Facilities Revenue:
    5.50%, 7/1/2008 (Insured; MBIA).........................................                       4,380,000        4,568,866
    5.625%, 7/1/2010 (Insured; MBIA)........................................                       4,895,000        5,092,611
Municipal Assistance Corp. for the City of New York, Refunding:
  6%, 7/1/2005..............................................................                       9,000,000        9,877,770
  6%, 7/1/2006..............................................................                       7,000,000        7,720,090
Nassau County, Refunding:
  (Combined Sewer Districts) 5.30%, 7/1/2006 (Insured; MBIA)................                       4,860,000        5,109,561
  General Improvement 4.75%, 9/1/2010 (Insured; FGIC).......................                       3,475,000        3,399,940
New York City:
  5%, 6/1/2001..............................................................                       1,125,000        1,146,352
  5.25%, 8/1/2011...........................................................                       3,000,000        2,982,420
  Refunding:
    5.75%, 8/1/2002 (Insured; MBIA).........................................                       4,200,000        4,451,496
    5.40%, 2/15/2003........................................................                       5,000,000        5,171,500
    6.25%, 8/1/2009.........................................................                       3,225,000        3,457,426
    6.25%, 8/1/2009.........................................................                       4,790,000        5,218,274
    5.90%, 8/1/2010.......................................................                         5,000,000        5,262,600
New York City Housing Authority, Multi-Family Revenue, Refunding
  5.20%, 7/1/2004 (Insured; AMBAC)..........................................                       2,275,000        2,333,558
New York City Housing Development Corp., MFHR
  5.50%, 11/1/2009..........................................................                       6,750,000        6,949,463
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
  5.55%, 6/15/2001..........................................................                       1,500,000        1,563,045
  6.60%, 6/15/2002..........................................................                       1,495,000        1,612,402
  6.60%, 6/15/2002 (Prerefunded 6/15/2001) (a)..............................                       1,505,000        1,634,024
New York City Transitional Finance Authority, Future Tax Secured Bonds
  4.90%, 8/15/2010..........................................................                      12,200,000       12,142,050

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)             NOVEMBER 30, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
                                                                                                 ___________      ___________
New York (continued)
New York State, Refunding:
  5.50%, 8/15/2006..........................................................                  $    4,300,000     $  4,584,488
  5.40%, 10/1/2008..........................................................                       1,430,000        1,501,157
New York State Dormitory Authority, Revenue:
  (City University):
    5.70%, 7/1/2005.........................................................                       3,500,000        3,707,410
    5.25%, 7/1/2006 (Insured; FGIC).........................................                       3,000,000        3,150,000
    5.75%, 7/1/2009.........................................................                       8,085,000        8,616,831
  (Columbia University) 5.50%, 7/1/2005.....................................                       3,045,000        3,252,974
  (Cornell University) Refunding 5.40%, 7/1/2009.. .......................                         4,000,000        4,210,840
  (Department of Health):
    6%, 7/1/2005............................................................                       2,500,000        2,695,450
    6%, 7/1/2006............................................................                       2,350,000        2,536,214
    Refunding 5.50%, 7/1/2005...............................................                       1,000,000        1,046,640
  (Highland Community Development Corp.)
    5.50%, 7/1/2001 (LOC; Marine Midland Bank) (b)..........................                       4,750,000        4,905,705
  (Mental Health Services Facilities):
    6%, 8/15/2006...........................................................                       3,320,000        3,606,881
    Refunding 6%, 2/15/2007.................................................                       5,640,000        6,123,404
  (State University Educational Facilities):
    6.10%, 5/15/2005........................................................                       2,630,000        2,857,653
    6.10%, 5/15/2008 (Prerefunded 5/15/2004) (a)............................                       2,000,000        2,215,460
New York State Energy Research and Development Authority,
  State Service Contract Revenue (Western New York Nuclear Service Center Project):
    5.25%, 4/1/2003 (Insured; CMAC).........................................                       5,345,000        5,548,538
    5.40%, 4/1/2005 (Insured; CMAC).........................................                       2,000,000        2,102,420
New York State Environmental Facilities Corp.
  PCR:
    Special Obligation:
      (Riverbank State Park) 7.10%, 4/1/2002................................                       1,130,000        1,258,029
      (State Park Infrastructure) 5.75%, 3/15/2008..........................                       2,475,000        2,580,113
    (State Water Revolving Fund):
      3.90%, 2/15/2000......................................................                       1,000,000          996,090
      7.30%, 6/15/2001......................................................                       4,000,000        4,359,800
      6.30%, 6/15/2002 (Prerefunded 6/15/2001) (a)..........................                       2,355,000        2,558,213
      6.30%, 6/15/2002......................................................                         645,000          698,167
      6.20%, 3/15/2004......................................................                       1,700,000        1,856,961
      (New York Municipal Water Finance Authority Project):
        6.35%, 6/15/2006 (Prerefunded 6/15/2004) (a)........................                       1,195,000        1,339,404
        6.35%, 6/15/2006....................................................                         805,000          893,775
        4.90%, 6/15/2010 (Insured; MBIA)....................................                       3,500,000        3,486,945
New York State Housing Finance Agency, Revenue, Refunding:
  (Health Facilities-New York City):
    7.90%, 11/1/1999........................................................                       1,200,000        1,257,456
    6%, 11/1/2006...........................................................                      12,450,000       13,429,940

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
                                                                                                 ____________     ___________
New York (continued)
New York State Housing Finance Agency, Revenue, Refunding (continued):
  (Housing Mortgage Project)
    5.875%, 11/1/2010 (Insured; FSA)........................................                  $    4,000,000     $  4,211,720
  (Service Contract Obligation):
    5.25%, 3/15/2011........................................................                       3,465,000        3,464,723
    5.25%, 9/15/2011........................................................                       3,610,000        3,609,711
New York State Local Government Assistance Corp.:
  6.70%, 4/1/2000...........................................................                          25,000           26,484
  6.70%, 4/1/2000...........................................................                       2,465,000        2,602,596
  6.75%, 4/1/2002...........................................................                       2,500,000        2,720,100
  Refunding 5.125%, 4/1/2010 (Insured; AMBAC)...............................                       4,010,000        4,063,814
New York State Medical Care Facilities Finance Agency, Revenue:
  Hospital and Nursing Home 5.875%, 2/15/2008 (Insured; FHA)................                       2,215,000        2,347,479
  (Mortgage Project) 5.40%, 8/15/2005 (Insured; FHA)........................                       1,285,000        1,354,865
New York State Mortgage Agency, Revenue (Homeowner Mortgage):
  6.15%, 10/1/2001..........................................................                       1,225,000        1,283,604
  5.20%, 10/1/2008..........................................................                       1,320,000        1,347,456
  5.30%, 10/1/2009..........................................................                       2,645,000        2,690,970
New York State Power Authority, General Purpose Revenue
  6.50%, 1/1/2004...........................................................                       2,735,000        2,951,147
New York State Thruway Authority:
  (Emergency Highway Reconditioning and Preservation)
    6%, 1/1/2002 (Insured; FSA).............................................                       2,000,000        2,129,320
  General Revenue 5.70%, 1/1/2008 (Insured; FGIC)...........................                       3,000,000        3,212,880
  (Highway and Bridge Trust Fund) 5.30%, 4/1/2010 (Insured; AMBAC)..........                       1,680,000        1,727,309
  Service Contract Revenue (Local Highway and Bridge):
    5.50%, 4/1/2004.........................................................                       1,130,000        1,179,630
    5.625%, 4/1/2007........................................................                       3,315,000        3,488,109
    5.90%, 4/1/2007.........................................................                       7,000,000        7,508,340
    5.10%, 4/1/2008.........................................................                       5,000,000        5,035,650
New York State Urban Development Corp.:
  Refunding, Project (Onondaga County Convention):
    6.25%, 1/1/2007.........................................................                       1,725,000        1,891,463
    6.25%, 1/1/2008.........................................................                       1,830,000        2,003,868
    6.25%, 1/1/2009.........................................................                       1,950,000        2,123,004
    6.25%, 1/1/2010.........................................................                       2,065,000        2,233,463
  (State Facilities) Refunding 5.50%, 4/1/2007..............................                       3,000,000        3,128,850
Onondaga County Industrial Development Agency, PCR, Refunding
  (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006........................                       4,000,000        4,545,520
Port Authority of New York and New Jersey:
  6%, 7/15/2006 (Insured; FGIC).............................................                       1,625,000        1,780,594
  Special Project Bonds (JFK International Air Terminal LLC Project)
    6.25%, 12/1/2011 (Insured; MBIA)........................................                       8,000,000        9,015,840

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)              NOVEMBER 30, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
                                                                                                 ____________     ____________
New York (continued)
Rensselaer Industrial Development Agency, IDR (Albany International Corp.)
  7.55%, 6/1/2007 (LOC; Fleet Trust Co.) (b)................................                  $    2,000,000     $  2,382,880
Suffolk County Water Authority, Waterworks Revenue, Refunding:
  5.10%, 6/1/2003 (Insured; MBIA)...........................................                       3,545,000        3,675,740
  5.10%, 6/1/2004 (Insured; MBIA)...........................................                       4,500,000        4,676,580
Syracuse:
  COP
    (Syracuse Hancock International Airport):
      6.50%, 1/1/2004.......................................................                       1,045,000        1,131,913
      6.60%, 1/1/2005.......................................................                       1,105,000        1,203,997
      6.70%, 1/1/2007.......................................................                       1,210,000        1,319,069
  Public Improvement:
    5.70%, 6/15/2004........................................................                       1,850,000        1,978,446
    5.70%, 6/15/2005........................................................                       1,830,000        1,951,585
Syracuse Industrial Development Agency, Pilot Revenue, Refunding
  5.125%, 10/15/2002 (LOC; ABN AMRO Bank) (b)...............................                       3,000,000        3,058,140
Town of Hempstead Industrial Development Agency, RRR
  (American Fuel Co. Project) 5%, 12/1/2009 (Insured; MBIA).................                       3,000,000        3,010,080
United Nations Development Corp., Refunding (Senior Lien):
  5%, 7/1/2007..............................................................                       1,000,000        1,003,210
  5.30%, 7/1/2010...........................................................                       1,295,000        1,298,807
  5.30%, 7/1/2011...........................................................                       1,000,000        1,001,990
Westchester County Industrial Development Agency, RRR:
  Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009....................                       2,650,000        2,745,665
  Refunding (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)............                       2,850,000        3,020,430
  (Westchester Resco Co. Project) 5.125%, 7/1/2006 (Insured; AMBAC).........                       1,000,000        1,027,220
Yonkers
  GO:
    5%, 9/1/2009 (Insured; FGIC)............................................                       1,040,000        1,047,280
    5%, 9/1/2010 (Insured; FGIC)............................................                       1,165,000        1,165,932
    5%, Series A, 9/1/2011 (Insured; FGIC)..................................                       1,000,000          995,010
    5%, Series B, 9/1/2011 (Insured; FGIC)..................................                       1,000,000          995,010
U.S. Related-7.3%
Commonwealth of Puerto Rico, Refunding Improvement 5.375%, 7/1/2005.........                       2,250,000        2,365,718
Puerto Rico Electric Power Authority, Power Revenue
  5.50%, 7/1/2009 (Insured; MBIA)...........................................                       6,065,000        6,466,624
Puerto Rico Highway and Transportation Authority, Highway Revenue
  6.25%, 7/1/2007 (Insured; MBIA)...........................................                       3,500,000        3,946,530
Puerto Rico Public Buildings Authority, Revenue
  (Guaranteed Government Facilities)
  6.25%. 7/1/2008 (Insured; AMBAC)..........................................                       3,730,000        4,241,234

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)              NOVEMBER 30, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
                                                                                                 ____________     ____________
U.S. Related (continued)
Puerto Rico Telephone Authority, Revenue
  6.028%, 1/25/2007 (Insured; MBIA) (c).....................................                  $    3,925,000     $  4,239,000
Virgin Islands, Subordinated Special Tax (Insurance Claims Fund Program,
  GO Matching Fund) 5.65%, 10/1/2003........................................                       3,610,000        3,786,926
Virgin Islands Public Finance Authority, Revenue, Refunding
  Matching Fund Loan Notes 6.80%, 10/1/2000.................................                       1,500,000        1,591,200
                                                                                                                  ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $333,787,045).......................................................                                     $351,092,381
                                                                                                                  ===========
Short-Term Municipal Investments-3.4%
New York:
New York City, VRDN 3.85% (LOC; State Street Bank and Trust Co.) (b,d)......                  $    4,000,000     $  4,000,000
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue, VRDN
  3.85% (Insured; FGIC) (d).................................................                       8,500,000        8,500,000
                                                                                                                  ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $12,500,000)........................................................                                     $ 12,500,000
                                                                                                                  ===========
TOTAL INVESTMENTS-100.0%
  (cost $346,287,045).......................................................                                     $363,592,381
                                                                                                                  ===========



DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CMAC          Capital Market Assurance Corporation
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                         Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________           __________________
AAA                                Aaa                            AAA                               37.8%
AA                                 Aa                             AA                                16.5
A                                  A                              A                                 24.7
BBB                                Baa                            BBB                               17.0
F1                                 MIG1/P1                        SP1/A1                             1.6
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.4
                                                                                                   100.0%
                                                                                                   ======

Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)      Secured by letters of credit.
(c) Inverse Floater Security-the interest rate is subject to change periodically.
(d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES               NOVEMBER 30, 1997 (UNAUDITED)
                                                                                                          Cost           Value
                                                                                                      ____________ _____________
ASSETS:                          Investments in securities-See Statementment of Investments....       $346,287,045    $363,592,381
                                 Cash..........................................................                          2,092,040
                                 Interest receivable...........................................                          6,117,459
                                 Prepaid expenses..............................................                              6,156
                                                                                                                     _____________
                                                                                                                       371,808,036
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates.................                            192,597
                                 Due to Distributor............................................                             10,313
                                 Payable for investment securities purchased...................                          7,007,425
                                 Accrued expenses..............................................                             65,839
                                                                                                                     _____________
                                                                                                                         7,276,174
                                                                                                                     _____________
NET ASSETS.....................................................................................                       $364,531,862
                                                                                                                     _____________
                                                                                                                     _____________
REPRESENTED BY:                  Paid-in capital...............................................                       $345,266,453
                                 Accumulated undistributed investment income-net...............                             84,115
                                 Accumulated net realized gain (loss) on investments...........                          1,875,958
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4.......................................                         17,305,336
                                                                                                                     _____________
NET ASSETS.....................................................................................                       $364,531,862
                                                                                                                     =============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Benenficial Interest authorized)................                         19,698,127

NET ASSET VALUE, offering and redemption price per share-Note 3(d).............................                             $18.51
                                                                                                                            ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income...............................................                       $  9,513,411
EXPENSES:                        Management fee-Note 3(a)......................................     $  1,085,167
                                 Shareholder servicing costs-Note 3(b).........................          560,209
                                 Trustees' fees and expenses-Note 3(c).........................           22,128
                                 Professional fees.............................................           21,719
                                 Custodian fees................................................           18,903
                                 Prospectus and shareholders' reports-Note 3(b)................           10,093
                                 Registration fees.............................................            4,794
                                 Loan commitment fees-Note 2...................................            1,358
                                 Miscellaneous.................................................            9,914
                                                                                                     ___________
                                       Total Expenses..........................................        1,734,285
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a).....................................         (286,037)
                                                                                                     ___________
                                       Net Expenses............................................        1,448,248
                                                                                                     ___________
INVESTMENT INCOME-NET..........................................................................        8,065,163
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments.......................     $  1,289,704
                                 Net unrealized appreciation (depreciation) on investments                               7,406,610
                                                                                                                      ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................................                          8,696,314
                                                                                                                      ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                       $ 16,761,477
                                                                                                                      ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Six Months Ended
                                                                                                November 30, 1997      Year Ended
                                                                                                   (Unaudited)        May 31, 1997
                                                                                                   ___________        ____________
OPERATIONS:
  Investment income-net........................................................................   $   8,065,163      $  16,777,175
  Net realized gain (loss) on investments......................................................       1,289,704          2,015,059
  Net unrealized appreciation (depreciation) on investments....................................       7,406,610          6,021,385
                                                                                                     ___________      ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations............................      16,761,477         24,813,619
                                                                                                     ___________      ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net........................................................................      (8,024,295)      (16,733,928)
  Net realized gain on investments.............................................................         ----           (3,561,305)
                                                                                                     ___________      ____________
    Total Dividends............................................................................      (8,024,295)      (20,295,233)
                                                                                                     ___________      ____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold................................................................      26,671,586        65,461,930
  Dividends reinvested.........................................................................       6,522,681        16,872,078
  Cost of shares redeemed......................................................................     (34,929,781)      (94,469,806)
                                                                                                     ___________      ____________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions....................      (1,735,514)      (12,135,798)
                                                                                                     ___________      ____________
      Total Increase (Decrease) in Net Assets..................................................       7,001,668        (7,617,412)
NET ASSETS:
  Beginning of Period..........................................................................     357,530,194       365,147,606
                                                                                                    ____________      ____________
  End of Period................................................................................    $364,531,862      $357,530,194
                                                                                                   =============      ============
Undistributed investment income-net............................................................        $ 84,115      $     43,247
                                                                                                   _____________      ____________
                                                                                                       Shares            Shares
                                                                                                   _____________     ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..................................................................................       1,449,289         3,633,364
  Shares issued for dividends reinvested.......................................................         353,786           934,197
  Shares redeemed..............................................................................      (1,899,206)       (5,250,188)
                                                                                                   _____________     _____________
    Net Increase (Decrease) in Shares Outstanding..............................................         (96,131)         (682,627)
                                                                                                    =============       ===========

 SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                     November 30, 1997                  Year Ended May 31,
                                                                        _________________________________________________________
PER SHARE DATA:                                       (Unaudited)       1997          1996         1995       1994          1993
                                                        _______       _______       _______      _______    _______        ______
    Net asset value, beginning of period..............   $18.06        $17.83        $18.05       $17.71     $18.06        $17.22
                                                        _______       _______       _______      _______    _______        ______
    Investment Operations:
    Investment income-net.............................      .41           .83           .85          .86        .88           .94
    Net realized and unrealized gain (loss)
      on investments..................................      .45           .41          (.22)         .34       (.31)          .94
                                                        _______       ________      _______      _______    _______        ______
    Total from Investment Operations..................      .86          1.24           .63         1.20        .57          1.88
                                                        _______       ________      _______      _______    _______        ______
    Distributions:
    Dividends from investment income-net..............     (.41)         (.83)         (.85)        (.86)      (.89)         (.93)
    Dividends from net realized gain on investments...      -            (.18)           -            -        (.03)         (.11)
                                                        _______       ________      _______      _______    _______        ______
    Total Distributions...............................     (.41)        (1.01)         (.85)        (.86)      (.92)        (1.04)
                                                        _______       ________      _______      _______    _______        ______
    Net asset value, end of period....................   $18.51        $18.06        $17.83       $18.05    $ 17.71        $18.06
                                                        =======       ========      =======      =======    =======        ======
TOTAL INVESTMENT RETURN...............................     9.43%(1)      7.12%         3.52%        7.04%      3.11        %11.22%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........     .80%(1)        .80%          .84%         .96%       .89%          .85%
    Ratio of net investment income
      to average net assets...........................     4.46%(1)      4.64%         4.69%        4.91%      4.81%         5.25%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..............      .16%(1)       .16%          .12%          -         .08%          .15%
    Portfolio Turnover Rate...........................    22.05%(2)     45.29%        47.48%       29.78%     20.19%        17.05%
    Net Assets, end of period (000's Omitted)......... $364,532      $357,530      $365,148     $359,199   $392,143     $ 318,139
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc.
(the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1997, the Fund did not borrow under the Facility.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the average value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager has undertaken from June 1, 1997 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $286,037 during the period ended November 30, 1997.
    (b) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended November 30, 1997, the Fund was charged $453,556 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $68,032 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended November 30, 1997, redemption fees amounted to $29.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1997 amounted to $77,207,252 and $84,097,426, respectively.
    At November 30, 1997, accumulated net unrealized appreciation on investments was $17,305,336, consisting of $17,313,504 gross unrealized appreciation and $8,168 gross unrealized depreciation.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW YORK TAX EXEMPT
INTERMEDIATE BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                           705SA9711
New York
Tax Exempt
Intermediate
Bond Fund
Semi-Annual
Report
November 30, 1997
Registration Mark
[Dreyfus logo]